SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 29, 2005
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                        Wachovia Mortgage Loan Trust, LLC
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                 (Exact name of registrant specified in Charter)



         Delaware                  333-126164               20-3168291
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



               301 S. College Street
                   NC5578-Suite G
                   Charlotte, NC                            28288-5578
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      (Address of principal executive offices)               Zip Code



           Registrant's telephone, including area code: (704) 715-5578


                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  Acquisition or Disposition of Assets: General.

      The Registrant registered issuances of Wachovia Mortgage Loan Trust, Series 2005-WMC1, Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 126164 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $689,280,000 in aggregate principal amount Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-11 Certificates of its Wachovia Mortgage Loan Trust, Series 2005-WMC1, Mortgage Loan Asset-Backed Certificates on September 29, 2005.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 27, 2005, as supplemented by the Prospectus Supplement, dated September 27, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of September 1, 2005, among Wachovia Mortgage Loan Trust, LLC, as depositor (the "Depositor"), HomEq Servicing Corporation, as servicer (the "Servicer"), U.S. Bank National Association, as trustee (the "Trustee"), Wachovia Bank, National Association, as certificate administrator (the "Certificate Administrator") and Wachovia Bank, National Association, as custodian (the "Custodian"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class X, Class P and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, sub-prime first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $715,020,746 as of September 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.
            ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:


               4.1 Pooling and Servicing Agreement, dated as of September 1, 2005, among Wachovia Mortgage Loan Trust, LLC, as Depositor, HomEq Servicing Corporation, as Servicer, U.S. Bank National Association, as Trustee, and Wachovia Bank, National Association, as Certificate Administrator and Custodian.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of
                    September 1, 2005, between Wachovia Bank, National Association, as Seller, and Wachovia Mortgage Loan Trust, LLC, as Purchaser.

                                     SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC


                                    By:    /s/ Robert J. Perret
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                                    Name:  Robert J. Perret
                                    Title: Director

Date: October 14, 2005

                                  EXHIBIT INDEX


Exhibit No.                        Description                        Page No.
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4.1               Pooling and Servicing Agreement, dated as of
                  September 1, 2005, among Wachovia Mortgage Loan
                  Trust, LLC, as Depositor, HomEq Servicing
                  Corporation, as Servicer, U.S. Bank National
                  Association, as Trustee, and Wachovia Bank,
                  National Association, as Certificate Administrator and Custodian.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2005, between Wachovia Bank,
                  National Association, as Seller, and Wachovia
                  Mortgage Loan Trust, LLC, as Purchaser.